                                                   ---------------------------
                                                          OMB APPROVAL
                                                   ---------------------------
                                                   OMB Number:      3235-0060
                      UNITED STATES                Expires:      May 31, 2003
            SECURITIES AND EXCHANGE COMMISSION     Estimated average burden
                  WASHINGTON, D.C. 20549           hours per response....1.25
                                                   ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 4, 2001
                                                  ------------------------------

                                LivePerson, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        0-30141               13-3861628
--------------------------------------------------------------------------------
   (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                  File Number)        Identification No.)

    330 West 34th Street, 10th Floor, New York, New York           10001
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (212) 918-2100
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         LivePerson, Inc. ("LivePerson") received a letter, dated September 4, 2001, from The Nasdaq Stock Market, Inc., notifying LivePerson of its failure to maintain a minimum market value of public float ("MVPF") of $5,000,000 over the preceding 30 consecutive trading days as required by The Nasdaq National Market under Nasdaq Marketplace Rule 4450(a)(2) (the "Rule"). The letter stated that LivePerson will be provided 90 calendar days, or until December 3, 2001, to regain compliance with the Rule and that, if LivePerson is unable to demonstrate compliance with the Rule on or before that date, Nasdaq will notify LivePerson that it did not regain compliance.

         The letter also stated that the 90-day period ending December 3, 2001 relates exclusively to the MVPF deficiency and LivePerson remains subject to delisting during such period for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during such 90-day period. On July 31, 2001, Nasdaq notified LivePerson that it failed to comply with the minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 4450(a)(5), and that LivePerson's common stock is, therefore, subject to delisting from The Nasdaq National Market. On August 6, 2001, Nasdaq granted LivePerson's request for a hearing before a Nasdaq Listing Qualifications Panel to appeal the Nasdaq Listing Qualifications Staff Determination concerning the minimum bid price requirement. According to Nasdaq procedures, the hearing date has been set for September 13, 2001, and LivePerson's common stock will continue to trade on The Nasdaq National Market pending the Panel's decision. There can be no assurance that LivePerson will prevail in its appeal for continued listing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LIVEPERSON, INC.
                              --------------------------------------------------
                                                 (Registrant)

    September 7, 2001                     /s/ TIMOTHY E. BIXBY
--------------------------    --------------------------------------------------
         Date                                 Timothy E. Bixby
                                President, Chief Financial Officer and Secretary